
                                                   TELTREND INC.
                                            CONSOLIDATED BALANCE SHEETS
                                            ---------------------------
                                   (Dollars in thousands, except per share data)
                                                    (Unaudited)

                                                                                   JANUARY 29,        JULY 31,
                                                                                   -----------        --------
                                                                                       2000             1999
                                                                                       ----             ----

     ASSETS
     Current assets:
        Cash and cash equivalents.......................................                 $21,054        $25,915
        Marketable securities...........................................                   8,768            ---
        Trade accounts receivable, net of allowance.....................                  12,834         13,758
        Inventories.....................................................                  10,871          9,466
        Deferred income taxes...........................................                   2,267          2,267
        Prepaid expenses and other current assets.......................                   2,056          3,301
                                                                                         -------        -------
                                                                                          57,850         54,707

     Land and buildings.................................................                   3,362         3,310
     Machinery and equipment............................................                  20,258        19,240
     Leasehold improvements.............................................                   1,279         1,264
     Accumulated depreciation...........................................                (15,309)       (13,937)
                                                                                        --------       --------
                                                                                           9,590         9,877

     Deferred income taxes...............................................                    329            329
     Intangible assets, net..............................................                  1,383          1,479
     Other assets, net...................................................                    602            591
                                                                                         -------        -------
                                                                                         $69,754        $66,983


     LIABILITIES AND STOCKHOLDERS' EQUITY

     Current liabilities:
        Accounts payable.................................................                 $5,002         $4,774
        Accrued expenses.................................................                  8,831         10,260
        Income taxes payable.............................................                    ---            710
                                                                                         -------        -------
                                                                                          13,833         15,744

     Commitments and contingencies. .....................................                  ---            ---

     Stockholders' equity:
        Common stock, $0.01 par value, 15,000,000 shares
        authorized and 6,573,587 and 6,512,537 issued and
        5,838,587 and 5,792,537 outstanding, respectively ...............                     66            65
     Additional paid-in capital..........................................                100,843        100,120
     Treasury stock......................................................               (11,728)       (11,425)
     Accumulated deficit.................................................               (33,293)       (37,556)
     Accumulated other comprehensive income..............................                     33             35
                                                                                         -------        -------
                                                                                          55,921         51,239
                                                                                         -------        -------
                                                                                         $69,754        $66,983
                                                                                         -------        -------

              The accompanying notes are an integral part of these
                       consolidated financial statements.





                                  TELTREND INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                        ---------------------------------
                  (Amounts in thousands, except per share data)
                                   (Unaudited)


                                               FOR THE QUARTER ENDED         FOR THE SIX MONTHS ENDED
                                               ---------------------         ------------------------
                                            JANUARY 29,    JANUARY 30,      JANUARY 29,    JANUARY 30,
                                            ------------   -----------      ------------   ------------
                                               2000          1999              2000           1999
                                               ----          ----              ----           ----

Net sales ............................       $ 23,477        $ 24,436        $ 49,466        $ 54,634
Cost of sales ........................         13,528          13,234          27,456          29,505
                                             --------        --------        --------        --------
Gross profit .........................          9,949          11,202          22,010          25,129

Operating expenses:
   Sales and marketing ...............          2,560           3,501           5,247           7,345
   Research and development ..........          3,563           3,748           7,382           7,893
   General and administrative ........          2,035           2,188           4,098           4,427
   Gain on disposal of product line ..           (495)           --              (495)             --
                                             --------        --------        --------        --------


Total operating expenses .............          7,663           9,437          16,232          19,665
                                             --------        --------        --------        --------

Income from operations ...............          2,286           1,765           5,778           5,464

Other income (expense):
   Interest income ...................            412             277             754             626
   Other - net .......................             47            (247)             (9)           (199)
                                             --------        --------        --------        --------
                                                  459              30             745             427
                                             --------        --------        --------        --------


Income before income tax provision ...          2,745           1,795           6,523           5,891
Provision for income taxes ...........            950             685           2,260           2,251
                                             --------        --------        --------        --------
Net income ...........................       $  1,795        $  1,110        $  4,263        $  3,640
                                             --------        --------        --------        --------

Net income per share of common stock .       $   0.31        $   0.19        $   0.74        $   0.60
                                             --------        --------        --------        --------

Average common shares outstanding ....          5,790           5,958           5.788           6,064
                                             --------        --------        --------        --------

Net income per share of common stock -
assuming dilution ....................       $   0.29        $   0.18        $   0.71        $   0.59
                                             ========        ========        ========        ========

Average common shares outstanding -
assuming dilution ....................          6,125           6,160           6,030           6,143
                                             ========        ========        ========        ========


              The accompanying notes are an integral part of these
                       consolidated financial statements.




                                  TELTREND INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                             (Dollars in thousands)
                                   (Unaudited)


                                                                                  FOR THE SIX MONTHS ENDED
                                                                                  ------------------------

                                                                                JANUARY 29,     JANUARY 30, 1999
                                                                                -----------     ----------------
                                                                                   2000
                                                                                   ----

OPERATING ACTIVITIES:
Net income for period ....................................................       $  4,263        $  3,640
Adjustments to  reconcile  net income to net
    cash  provided  by  operating activities:
   Gain on disposal of product line ......................................           (495)           --
   Depreciation and amortization .........................................          1,479           1,820
   Loss on sale of equipment .............................................              1             100
   Deferred income taxes .................................................           --              (293)
Changes in certain assets and liabilities:
     Accounts receivable and prepaid expenses ............................          2,175           2,903
     Inventories .........................................................         (1,406)         (1,223)
     Accounts payable and accrued expenses ...............................           (707)         (1,495)
     Income taxes payable ................................................           (710)             48
     Other assets and liabilities ........................................             37             207
                                                                                 --------        --------
Net cash provided by operating activities ................................          4,637           5,707

 FINANCING ACTIVITIES:
Exercise of common stock options
     (including tax benefit) .............................................            724             342
Purchase of treasury stock ...............................................           (303)         (6,156)
                                                                                 --------        --------
Net cash provided by (used for) financing activities .....................            421          (5,814)

INVESTING ACTIVITIES:
Capital expenditures .....................................................         (1,156)         (1,773)
Purchase of marketable securities ........................................         (8,768)         (3,857)
Proceeds from sales of marketable securities .............................           --             1,951
Proceeds from sales of equipment .........................................              9              97
                                                                                 --------        --------
Net cash used for investing activities ...................................         (9,915)         (3,582)

Effect of exchange rate changes on cash ..................................             (4)             (4)
                                                                                 --------        --------

Net decrease in cash and cash equivalents ................................         (4,861)         (3,693)
Cash and cash equivalents, beginning of period ...........................         25,915          22,994
                                                                                 --------        --------
Cash and cash equivalents, end of period .................................       $ 21,054        $ 19,301
                                                                                 --------        --------


              The accompanying notes are an integral part of these
                       consolidated financial statements.


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                                   (Unaudited)


I.       BASIS OF PRESENTATION

                  The unaudited consolidated financial statements included herein have been prepared by Teltrend Inc. ("Teltrend") in accordance with generally accepted accounting principles for interim financial information and Article 10 of Regulation S-X, and should be read in conjunction with Teltrend's financial statements (and notes thereto) included in the Teltrend Annual Report on Form 10-K for the year ended July 31, 1999. The accompanying statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of Teltrend's management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the quarter and six months ended January 29, 2000 are not necessarily indicative of the results that may be expected for the fiscal year ending July 29, 2000. The fiscal year of Teltrend and its consolidated subsidiary (collectively, the "Company") ends on the last Saturday of July each year. All references to "fiscal" years in this report refer to fiscal years ending in the calendar year indicated (e.g., "fiscal 1999" refers to the fiscal year ended July 31, 1999 and "fiscal 2000" refers to the fiscal year ending July 29, 2000). Fiscal 1999 had 53 weeks and fiscal 2000 has 52 weeks.


II.      MARKETABLE SECURITIES

                  At January 29, 2000, the Company had marketable securities of approximately $8.8 million. These securities consisted of debt instruments with maturities greater than three months but less than one year and are classified as held-to-maturity, as the Company has the positive intent and the ability to hold these securities until maturity. These securities are carried at amortized cost, which at January 29, 2000 approximates fair value. Temporary unrealized gains and losses will not be recognized in the financial statements until realized.


III.     INVENTORIES (IN THOUSANDS)

                                             January 29, 2000      July 31, 1999
                                             ----------------      -------------

   Raw materials........................             $6,465              $5,124
   Work-in-process......................              1,377               1,252
   Finished goods.......................              3,029               3,090
                                                   --------             -------
                                                    $10,871              $9,466
                                                    =======              ======

IV.      EARNINGS PER SHARE

                  The following table sets forth the computation of basic and diluted income per share (amounts in thousands, except per share data).


                                                        FOR THE QUARTER ENDED             FOR THE SIX MONTHS ENDED
                                                        ---------------------             ------------------------
                                                    JANUARY 29,    JANUARY 30,        JANUARY 29,       JANUARY 30,
                                                    ------------   ------------       ------------      ------------
                                                        2000              1999             2000              1999
                                                        ----              ----             ----              ----

   Numerator:
   Net income..................................          $1,795          $1,110             $4,263           $3,640

   Denominator:
   Weighted average shares outstanding.........           5,790           5,958              5,788            6,064
   Effect of dilutive stock options............             335             202                242               79
                                                   ------------    ------------      -------------    -------------

   Weighted average shares outstanding -
       assuming dilution.......................           6,125           6,160              6,030            6,143

   Net income per share........................           $0.31           $0.19              $0.74            $0.60

   Net income per share -
       assuming dilution.......................           $0.29           $0.18              $0.71            $0.59



V.       COMPREHENSIVE INCOME

                  Total comprehensive income and its components, net of related tax, for the second quarter and six months of fiscal 2000 and fiscal 1999 are as follows (in thousands):


                                                         FOR THE QUARTER ENDED          FOR THE SIX MONTHS ENDED
                                                     JANUARY 29,     JANUARY 30,      JANUARY 29,     JANUARY 30,
                                                     ------------    ------------     ------------    -----------
                                                         2000            1999             2000            1999
                                                         ----            ----             ----            ----

   Net income...................................        $1,795          $1,110          $4,263            $3,640

   Foreign currency translation adjustment......          (107)            254              (2)              256
                                                       --------        -------       ----------         --------

   Comprehensive income.........................        $1,688          $1,364          $4,261            $3,896
                                                        ======          ======          ======            ======


         Foreign currency translation adjustment is the only component of accumulated other comprehensive income at January 29, 2000 and January 30, 1999.

VI.      SEGMENT INFORMATION

                  The Company has adopted SFAS No. 131, "Disclosures about Segments and Related Information." The Company is managed in two operating segments: (i) the United States; and (ii) Europe and the Far East.


                                                    QUARTER ENDED                            QUARTER ENDED
                                                    -------------                            -------------
                                                   JANUARY 29, 2000                         JANUARY 30, 1999
                                                   ----------------                         ----------------
                                                                                            INCOME (LOSS)
                                                        INCOME                                  (LOSS)         NET
                                           NET          BEFORE         NET           NET        BEFORE        INCOME
   (DOLLARS IN THOUSANDS)                 SALES         TAXES         INCOME        SALES       TAXES          (Loss)
                                          -----         -----         ------        -----       -----          ------

   United States..............            $21,489        $2,725        $1,782      $20,375       $2,297         $1,447
   Europe, Far East...........              1,988            20            13        4,061        (502)          (337)
                                          -------        ------        ------      -------       ------         ------
   Total......................            $23,477        $2,745        $1,795      $24,436       $1,795         $1,110
                                          =======        ======        ======      =======      =======         ======



                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               ----------------                            ----------------
                                               JANUARY 29, 2000                             JANUARY 30, 1999
                                               ----------------                             ----------------
                                                                                                INCOME
                                                      INCOME                                    (LOSS)         NET
                                           NET        BEFORE           NET           NET        BEFORE        INCOME
   (DOLLARS IN THOUSANDS)                 SALES       TAXES           INCOME        SALES       TAXES          (Loss)
                                          -----       -----           ------        -----       -----          ------

   United States..............            $42,656        $5,371        $3,515      $44,696       $5,897         $3,665
   Europe, Far East...........              6,810         1,152           748        9,938          (6)           (25)
                                          -------        ------        ------      -------       ------         ------
   Total......................            $49,466        $6,523        $4,263      $54,634       $5,891        $3,640
                                          =======        ======        ======      =======       ======        ======


                  Operations listed in Europe and the Far East are located in the United Kingdom in fiscal 2000 and in the United Kingdom, New Zealand and China in fiscal 1999. Interest income is earned principally within the United States operating segment.


VII.     DISPOSITION OF PACKET SWITCHED BUSINESS


                  On May 28, 1999, the Company sold substantially all of the assets of its Packet Switched business to Centrecom Systems Limited of England for approximately $3.1 million. A loss of approximately $1.3 million was recorded in fiscal 1999. This amount included the estimated value of the intangible assets to be written off associated with the Packet Switched business, together with an estimate of the professional fees and inventory and other asset valuation reserves associated with the sale. In the second quarter of fiscal 2000, it was determined that certain estimated reserves established for the disposition would not be necessary. As such, approximately $0.5 million of the original $1.3 million estimated loss reversed into income in the Europe and the Far East segment.


VIII.    PROPOSED ACQUISITION BY WESTELL TECHNOLOGIES

         On December 13, 1999, the Company and Westell Technologies, Inc. ("Westell") announced the proposed merger of a subsidiary of Westell with and into the Company. In the proposed merger, stockholders of the Company will be entitled to receive 3.3 shares of Westell Class A common stock for each share of the Company's common stock, subject to provisions regarding payment of cash in lieu of fractional shares. The transaction is expected to be accounted for using purchase accounting and to qualify as a tax-free reorganization. The merger and certain related matters have been approved by the Boards of Directors of both companies and will require the approval of both the Company's and Westell's stockholders. Special meetings of the stockholders of the Company and Westell have been scheduled for March 16, 1999 to consider these matters. The waiting period for the merger under the Hart-Scott-Rodino Act expired on February 2, 2000. The merger is, however, subject to other customary conditions. If the merger is consummated, the Company will become a wholly owned subsidiary of Westell and will cease to be a publicly traded company.